Exhibit 99.1

Eleusis and Silver Spike Acquisition Corp. II Mutually Agree to Terminate Business Combination Agreement

June 9, 2022

LONDON & NEW YORK--(BUSINESS WIRE) – Eleusis, a clinical-stage life science company that aims to unlock the therapeutic potential of psychedelics, and Silver Spike Acquisition Corp. II (“Silver Spike II” or “SPKB”) (NASDAQ: SPKB/SPKBU/SPKBW), a publicly traded special purpose acquisition company (“SPAC”), today announced that they have mutually agreed to terminate their previously announced agreement and plan of merger (the “Business Combination Agreement”), effective immediately, as a result of current unfavorable market conditions.

Silver Spike II intends to continue in its efforts to identify a prospective target business for an initial business combination.

Additional information about the termination of the Business Combination Agreement will be provided in a Current Report on Form 8-K to be filed by SPKB with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

About Eleusis

Founded in 2013, Eleusis is a life science company dedicated to transforming psychedelics into mainstream medicines, The company’s comprehensive discovery and development capabilities, together with the care delivery platform of Andala-managed clinics, are designed to target a broad spectrum of unmet needs within and beyond psychiatry.

About Silver Spike Acquisition Corp. II

Silver Spike Acquisition Corp. II, an affiliate of Silver Spike Capital, is a blank check company focused on the cannabis and alternative health and wellness industries, formed for the purpose of effecting a merger, amalgamation, share exchange, share purchase, reorganization, or similar business combination with one or more businesses.

Its management team and board of directors are composed of veteran cannabis and finance industry executives and founders, including Scott Gordon, founder and CEO of the company, and Dr. Orrin Devinsky, director of the company, who is the director of the NYU Langone Comprehensive Epilepsy Center and is a professor of neurology, neuroscience, psychiatry and neuroscience at the NYU School of Medicine and who since 2016 has served as Chair of the Medical Advisory Board at Tilray.

Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of the federal securities laws, including with respect to the pursuit by Silver Spike Acquisition Corp. II (“Silver Spike II”) of a business combination transaction. These forward-looking statements are generally identified by words such as “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” or the negatives of these words or words of similar meaning. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Such forward-looking statements are based upon the current beliefs and expectations of the management of Silver Spike II and are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Silver Spike, including those set forth  in the “Risk Factors” section of Silver Spike II’s Quarterly Reports on Form 10-Q, Silver Spike’s registration statement, the preliminary prospectus for Silver Spike’s offering and other documents filed by Silver Spike II from time to time with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements as a predictor of future results, performance and/or achievements as projected financial information and other information are based on estimates and assumptions, whether or not identified in this document, that are inherently subject to various significant risks, uncertainties, contingencies and other factors, many of which are difficult to predict and generally beyond the control of the parties involved in the proposed transaction. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Silver Spike II assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Silver Spike II gives no assurance that it will achieve its expectations.

Contacts

Media and Investor Contacts
For Eleusis:
Alex Speiser, Corporate Development Director
Email: alexander.speiser@eleusisltd.com

For Silver Spike Acquisition Corp. II:
Investors:
Bill Healy, Partner and Head of Capital Formation
Bill@silverspikecap.com
212-905-4933

Media:
Alan Oshiki and Will Braun, Abernathy MacGregor
SilverSpikeCapital@abmac.com
212-371-5999